Exhibit 10.32
                                Option Agreement

     AGREEMENT dated September 1, 1999, between Shopnet.com, Inc. (the "Company"), a Delaware corporation with its principal offices at 14 East 60th Street, Suite 402, New York, New York 10022, and Robb Peck McCooey Clearing Corporation ("Optionee"), a Delaware corporation having its principal place of business at .

                                 R E C I T A L S

     WHEREAS, Optionee has been retained as a consultant to the Company pursuant to the terms and conditions of a consulting agreement (the "Consulting Agreement") dated as of the date hereof, with respect to services commenced as of the date hereof; and

     WHEREAS, the Company has agreed to issue to Optionee and/or such designee(s) as Optionee authorizes, an option (the "Option"), exercisable until August 31, 2000, to purchase an aggregate of 400,000 shares of the Company's common stock (the "Common Stock"), par value $0.001 per share, as follows:
100,000 shares at an exercise price of $2.50; 100,000 shares at an exercise price at $3.00 per share; 100,000 shares at an exercise price of $3.50 per share; and 100,000 shares at an exercise price of $4.00 per share.

     NOW, THEREFORE, in consideration of the covenants, mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1. Grant of Option. The Optionee is hereby granted the right to purchase, until 5:30 p.m., New York time, on August 31, 2000, up to an aggregate of 400,000 shares of the Company's Common Stock as follows: 100,000 shares at an exercise price of $2.50; 100,000 shares at an exercise price at $3.00 per share; 100,000 shares at an exercise price of $3.50 per share; and 100,000 shares at an exercise price of $4.00 per share; all as may be adjusted pursuant to Paragraph 10.

     2. Option Certificates. The option certificate (the "Option Certificate") to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit "A" attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3. Exercise of Option. The Option is exercisable at the exercise prices as provided in Paragraph 1 above, upon surrender at the Company's principal offices of the appropriate Option Certificate with a Form of Election to Purchase (in the form set forth in Exhibit "B" attached hereto and made a part hereof) duly executed, together with payment of the exercise price in United States currency or by certified or official bank check, for the shares of Common Stock being purchased, whereby the Optionee shall be entitled to receive a certificate for the shares of Common Stock purchased. The purchase rights represented by the Option Certificate are exercisable at the option of the Optionee thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all of the shares purchasable under the Option Certificate, the Company shall cancel the Option Certificate upon the surrender thereof and shall execute and deliver a new Option Certificate of like tenor for the balance of the securities purchasable thereunder.

     4. Issuance of Certificates. Upon exercise of the Option, the issuance of the certificates for the Common Stock shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Optionee including, without limitation, any tax which may be payable in respect of the issuance thereof; however, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Optionee, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     5. Restriction on Transfer of the Option. The Optionee covenants and agrees that the shares upon exercise of the Option are being acquired as an investment and not with a view to the distribution thereof; and that the shares upon exercise of the Option may not be sold, transferred, assigned, hypothecated, or otherwise disposed of, in whole or in part, except pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption therefrom. Optionee may transfer this Option in whole or part so long as the assignee, prior to any assignment, executes and delivers to the Company a duly executed agreement whereby the assignee agrees to be bound by all terms and conditions of this Agreement.

     6. Registration.

     a. If, during the term of the Option, the Company proposes to register any of its securities under the Act (other than in connection with a merger or acquisition), the Company will give written notice by registered mail, at least thirty (30) days prior to the filing of such registration statement, to Optionee of its intention to do so. If Optionee notifies the Company within twenty (20) days after receipt of such notice of Optionee's desire to register its securities in the proposed registration statement, the Company shall afford Optionee the opportunity to have the shares registered for resale under same. If Optionee fails to so notify the Company of its desire to be included in the registration statement, Optionee waives its right to be included in that registration statement but does not lose its right to be included in a subsequent registration statement.

     b. Subject to paragraph 6(a), if, during the term of the Option, at least fifty (50%) percent of the holders identified herein (to wit, Optionee and Messrs. Rosenblum, Stefansky, Freifeld, and Calicchia) demand registration of the shares underlying their Option, the Company shall prepare and file the appropriate registration statement within thirty (30) days of such demand or as soon thereafter as reasonably practicable.

     c. Notwithstanding the provisions of subparagraphs a and b above, the Company shall have the right at any time to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof if (i) the exercise price is greater than the 30 day closing average for the Company's Common Stock or (ii) the Company engages an Underwriter to raise capital for the Company and such Underwriter does not desire to include the shares underlying the Option in a registration statement for such raise of capital. In the case of (ii) above the demand right shall be automatically waived by the Optionee until 90 days after the completion of the underwritten offering, or the termination of the offering.

     d. Prior to the registration (either demand or piggyback) of the shares underlying the Option, Optionee shall execute and deliver to the Company a selling securityholder questionnaire and a representation letter. In addition, the Company and Optionee shall cross indemnify each other against misstatements and omissions in such registration statement.

     7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon exercise of the Option; nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

     8. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance of shares upon exercise of the Option, such number of shares as are issuable upon exercise of the Option. The Company covenants and agrees that, upon exercise of the Option, and payment therefor, pursuant to Paragraph 3 herein, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, and non-assessable and shall not be subject to the preemptive rights of any stockholder. - 9. Optionee not a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Optionee the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of Directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

     10. Adjustments to the Exercise Price and the Number of Securities.

     a. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the exercise price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     b. Adjustment in Number of Securities. Upon each adjustment of the exercise price pursuant to the provisions of this paragraph, the number of shares of Common Stock underlying the Option shall be adjusted to the nearest full amount by multiplying a number equal to the exercise price in effect immediately prior to such adjustment by the number of shares of Common Stock underlying same issuable upon exercise of the Option immediately prior to such adjustment and dividing the product so obtained by the adjusted exercise prices.

     c. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Optionee a supplemental option agreement providing that the Optionee shall have the right thereafter (until the expiration of such Option) to receive, upon exercise of such Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Option might have been exercised immediately prior to such consolidation or merger. Such supplemental option agreement shall provide for adjustments which shall be identical to the adjustments provided in subparagraphs a and b above.

     d. No Adjustment of Exercise Price in Certain Cases. No adjustment of the exercise price shall be made if the amount of such adjustment shall be less than ten cents ($0.10) per share, provided, however, that in such case, any adjustment that otherwise would be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least twenty cents ($0.20) per share.

     11. Notices. All notices requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, return receipt requested:

     a. If to the registered Optionee, to the address of such Optionee as shown on the books of the Company; or b. If to the Company, to the address set forth herein; or c. To such other address as the Company and/or the Optionee may designate by written notice to the other party.

     12. Successors. All the covenants and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Company, the Optionee, and their respective successors and assigns hereunder.

     13. Termination. This Agreement shall terminate at 5:30 p.m., New York time, on August 31, 2000.

     14. Governing Law: Submission to Jurisdiction. This Agreement and each Option Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of said State governing the conflicts of laws. The Company and the Optionee hereby agree that any action, proceeding, or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America District Court having jurisdiction over the New York County area, and each party irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Optionee hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon either of the Company or the Optionee (at the option of the party bringing such action, proceeding, or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth herein. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding, or claim. The Company and the Optionee agree that the prevailing party in any such action or proceeding shall be entitled to recover from the other party all of its reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     15. Entire Agreement: Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     16. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     17. Captions. The caption headings of the Paragraphs of this Agreement are for convenience of reference only and are not intended to be, nor should they be construed as, a part of this Agreement; accordingly, same shall be given no substantive effect.

     18. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered Optionee of the Option Certificate or Common Stock underlying same any legal or equitable right, remedy, or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Optionee.

     19. Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, and such counterparts shall, together, constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

         Optionee:                                                              Company:

         Robb Peck McCooey Clearing Corp.                                       Shopnet.com, Inc.


         By:                                                           By:      _______________________
                  -------------------------------------------
                  Name:                                                         Harold Rashbaum
                  Title:                                                        President
                  EIN:

EXHIBIT "A"

     The Option Represented By This Certificate And The Shares Of Common Stock Issuable Upon Exercise Thereof May Not Be Offered Or Sold Except Pursuant To (I) An Effective Registration Statement Under The Securities Act Of 1933; (II) To The Extent Applicable, Rule 144 Under Such Act (Or Any Similar Rule Under Such Act Relating To The Disposition Of Securities); Or (III) An Opinion Of Counsel, If Such Opinion Shall Be Reasonably Satisfactory To Counsel For The Issuer, That An Exemption From Registration Under Such Act Is Available.

     The Transfer Or Exchange Of The Option Represented By This Certificate Is Restricted In Accordance With The Option Agreement Referred To Herein.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, August 31, 2000

                               OPTION CERTIFICATE

     This Option Certificate certifies that Robb Peck McCooey Clearing Corporation ("Optionee"), or registered assigns, is the registered holder of an Option to purchase up to fully-paid and non-assessable shares of common stock, par value $0.001 per share ("Common Stock"), of Shopnet.com, Inc. (the "Company"), until 5:30 p.m., New York time, on August 31, 2000 (the "Expiration Date"), at an exercise price of $____ per share, upon surrender of this Option Certificate and payment of the exercise price at an office or agency of the Company, but subject to the conditions set forth herein and in the Option Agreement dated September 1, 1999 between the Company and Optionee. Payment of the exercise price shall be made by (i) bank or certified check, (ii) promissory note, or (iii) a combination of (i) and (ii) to the order of the Company, subject to approval by the Company

     No Option may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time the Option evidenced hereby, unless exercised prior thereto, shall expire and become void.

     The Option evidenced by this Option Certificate is granted pursuant to the Option Agreement, which agreement is hereby incorporated by reference and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Optionee.

     Upon due presentment for registration of transfer of this Option Certificate at an office or agency of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of shares of Common Stock underlying the Option shall be issued to the transferee(s) in exchange for this Option Certificate, subject to the limitations provided herein and in the Option Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the shares underlying the Option evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Option Certificate representing such numbered shares underlying the unexercised portion of the Option.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Option Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Option Certificate which are defined in the Option Agreement shall have the meanings assigned to them in the Option Agreement.

     IN WITNESS WHEREOF, the Company has caused this Option Certificate to be duly executed under its corporate seal.

Dated as of  __________________                                                 Shopnet.com, Inc.
                                                                                By: Harold Rashbaum, President

EXHIBIT "B"




                         [FORM OF ELECTION TO PURCHASE]




     The undersigned hereby irrevocably elects to exercise the right, represented by this Option Certificate, to purchase shares of Common Stock , underlying the Option, and herewith tenders in payment for such securities a certified or official bank check payable to the order of Shopnet.com, Inc. in the amount of $ , all in accordance with the terms hereof. The undersigned requests that a certificates for such securities be registered in the name of ------------------------- --------- whose address is and that such Certificate be delivered to whose address is . -------------------------------

Dated:



                    Signature
                    (Signature must conform in all respects to name of holder as specified on the face of the Option Certificate.)



                    Insert Social Security or Other
                    Identifying Number of Optionee)